                                                                   Exhibit 10.14

                            Employee Specific Terms

                        TANNING TECHNOLOGY CORPORATION
                        ------------------------------
                       1999 EXECUTIVE COMPENSATION PLAN


Date: June 1, 1999 (extension of 9/1/98 employment terms for the 1999 fiscal year period)

  To:  Henry Skelsey

From:  Larry Tanning


Tanning Technology is pleased to offer you the following Executive Compensation plan for fiscal year 1999 (January 1 to December 31, 1999).

Job Title:   Executive Vice President & Chief Financial Officer
Supervisor:  Larry Tanning

The effective date of this compensation plan will be January 1, 1999.   Tanning
is pleased to provide you with the following compensation plan in recognition of your important job responsibilities:


                           KEY COMPENSATION ELEMENTS
                           -------------------------

----------------------------------------------------------------------------------------------------------------------

Annual Base Salary:                $ 175,000        Effective Date of
    Semi-monthly pay              $7,291.67         base salary rate: January 1, 1999
     rate:
----------------------------------------------------------------------------------------------------------------------



Part I:  Global Revenue Bonus                                         Plan
Incentive
----------------------------------------------------------------------------------------------------------------------
Global Revenue Goals              $45.0 M    $48.0 M    $52.0 M   $56.0 M     $60.0 M     $64.0 M   $68.0 M   $72.0 M
     Bonus as % of Base Salary:     0.0%       5.0%       9.0%     12.0%       15.0%       18.0%     21.0%     24.0%
----------------------------------------------------------------------------------------------------------------------
     Total bonus earned:            $0        $8,750    $15,750    $21,000    $26,250     $31,500   $36,750   $42,000
----------------------------------------------------------------------------------------------------------------------


Part II:  Global EBIT Bonus Incentive                                 Plan
----------------------------------------------------------------------------------------------------------------------
Global EBIT Goals:                 16.0%       17.0%     18.0%     19.0%         20.0%     21.0%     22.0%     23.0%
     Bonus as % of Base Salary      0.0%        8.0%     10.0%     13.0%         15.0%     18.0%     21.0%     24.0%
----------------------------------------------------------------------------------------------------------------------
    Total bonus earned:              $0       $14,000   $17,500   $22,750       $26,250   $31,500   $36,750   $42,000
----------------------------------------------------------------------------------------------------------------------



Part III:  Stock Appreciation  Incentive                              Plan
----------------------------------------------------------------------------------------------------------------------
Stock Appreciation at  12/31/99:   25.0%       30.0%     40.0%     45.0%         50.0%     55.0%     60.0%     65.0%
     Bonus as % of Base Salary:     0.0%        7.0%     10.0%     13.0%         15.0%     18.0%     21.0%     23.0%
----------------------------------------------------------------------------------------------------------------------
    Total bonus earned:              $0       $12,250   $17,500   $22,750       $26,250   $31,500   $36,750   $40,250
----------------------------------------------------------------------------------------------------------------------


Part IV:  MBO Goals Bonus Incentive                                               Plan
----------------------------------------------------------------------------------------------------------------------
Global EBIT Goals:               1 goal     2 goals     3 goals     4 goals    5 goals    6 goals   7 goals   8 goals
   Bonus as % of Base Salary:      0.0%       4.0%        6.0%       8.0%      10.0%      12.0%     15.0%     17.0%
----------------------------------------------------------------------------------------------------------------------
     Total bonus earned:           $ 0      $7,000     $10,500    $14,000    $17,500    $21,000   $26,250   $29,750

----------------------------------------------------------------------------------------------------------------------



MBO Goal Subjects:
-----------------------
#1: Exhibit leadership in establishing an effective, objective and supportive senior management team
#2: Exhibit leadership in forming and instilling a high integrity, unbiased, progressive company culture
#3: Exert effective leadership role in the execution of the Company's initial public offering
#4: Establish positive and effective industry and financial analyst relations programs for the company
#5: Assist in the development of new business development opportunities for the company including new ventures, strategic alliances, new accounts and growth at existing accounts
#6: Strengthen operational integration between U.S. and European financial organizations
#7: Insure positive employee relations climate and minimal involuntary turnover levels
#8: Strengthen internal infrastructure including financial analysis & reporting, utilization & revenue forecasting
#9: Exhibit leadership in strengthening the leadership and managerial competencies of the company's supervisors

              SUMMARY OF EARNINGS POTENTIAL FOR PAID COMPENSATION
              ---------------------------------------------------


Compensation Plan:  Summary of Earnings Potential for Incentive Plan Parts I, II, III & IV
------------------------------------------------------------------------------------------------------------------
Total Bonus as % of Base:       0.0%      24.0%      35.0%      46.0%      55.0%      66.0%      78.0%      88.0%
------------------------------------------------------------------------------------------------------------------
Total Bonus Value:               $0    $ 42,000   $ 61,250   $ 80,500   $ 96,250   $115,500   $136,500   $154,000
------------------------------------------------------------------------------------------------------------------
 Total Base+Bonus  Potential: $175,000 $217,000   $236,250   $255,500   $271,250   $290,500   $311,500   $329,000
------------------------------------------------------------------------------------------------------------------




TANNING TECHNOLOGY CORPORATION                ACKNOWLEDGEMENT OF
RECEIPT                                       AND UNDERSTANDING OF TERMS


BY: __________________________                ________________________________

Larry Tanning                                 Henry Skelsey
President & CEO                               Executive VP & CEO


Date:  _______________________                   Date:  ______________________



CC:  Mark Tanning, Henry Skelsey


                                                                               2